UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2025

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 25, 2025, the Company closed its previously announced private offering of $500 million aggregate principal amount of 5.875% Senior Notes due 2033 (the “Notes”). The Company received net proceeds from the offering of approximately $493.0 million, after deducting the initial purchasers’ discount and estimated fees and offering expenses payable by the Company. The Company intends to use the net proceeds from the offering of the Notes to repay all indebtedness outstanding under its revolving credit facility and to pay estimated fees and expenses of the offering of the Notes, with any remaining net proceeds being used for general corporate purposes, including working capital to fund growth and potential strategic projects and transactions.
The Notes were issued pursuant to an Indenture, dated September 25, 2025 (the “Indenture”), among the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee.
The Notes are the senior unsecured obligations of the Company and are fully and unconditionally guaranteed by each of the Company’s existing and future domestic subsidiaries that guarantee the Company’s obligations under its credit facilities and certain other indebtedness. The Indenture limits the ability of the Company and its subsidiaries (subject to certain exceptions and qualifications) to incur additional indebtedness, guarantee indebtedness or issue disqualified stock or preferred stock; pay dividends on or make other distributions in respect of, or repurchase or redeem, its capital stock; prepay, redeem or repurchase subordinated indebtedness; make loans and investments; sell or otherwise dispose of assets; incur liens securing indebtedness; enter into transactions with affiliates; enter into agreements restricting the Company’s subsidiaries’ ability to pay dividends to the Company or the Guarantors or make other intercompany transfers; consolidate, merge or sell all or substantially all of the Company’s or any Guarantor’s assets; and designate the Company’s subsidiaries as unrestricted subsidiaries.
At any time prior to November 1, 2028, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to (but not including) the redemption date, plus an applicable “make-whole premium.” On or after November 1, 2028, the Company may redeem the Notes at its option, in whole at any time or in part from time to time at the redemption prices set forth in the Notes, plus accrued and unpaid interest, if any, to (but not including) the redemption date.
At any time on or prior to November 1, 2028, the Company may redeem up to 40% of the original aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a redemption price equal to 105.875% of the principal amount of the Notes, together with accrued and unpaid interest, if any, to (but not including) the redemption date.
Upon the occurrence of certain events constituting a change of control, the Company may be required to make an offer to repurchase all of the Notes (unless otherwise redeemed) at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to (but not including) the date of purchase.
The Indenture contains customary events of default, which include (subject in certain cases to customary grace and cure periods) nonpayment of principal or interest; breach of other agreements in the Indenture; failure to pay certain other indebtedness; certain events of bankruptcy or insolvency; failure to pay certain final judgments and failure of certain guarantees to be enforceable.
The foregoing summary description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the terms of the Indenture and the form of Notes included therein, copies of which are filed hereto as Exhibits 4.1 and 4.2, respectively, and incorporated by reference in this Current Report on Form 8-K.
This Current Report on Form 8-K is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to non-U.S. persons outside the United States under Regulation S under the Securities Act.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Indenture, dated September 25, 2025, by and among Science Applications International Corporation, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of 5.875% Senior Notes due 2033 (included in Exhibit 4.1).

104	Cover Page Interactive Data File, formatted as Inline XBRL
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “guidance,” and similar words or phrases. Forward-looking statements in this release may include, among others, statements relating to the offering of the Notes and the anticipated use of net proceeds therefrom. Such statements are not guarantees of future performance and involve risk, uncertainties and assumptions, and actual results may differ materially from the guidance and other forward-looking statements made in this release as a result of various factors. Risks, uncertainties and assumptions that could cause or contribute to these material differences include those discussed in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” sections of our Annual Report on Form 10-K, as updated in any subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”), which may be viewed or obtained through the Investor Relations section of our website at www.saic.com or on the SEC’s website at www.sec.gov. Due to such risks, uncertainties and assumptions you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. The Company expressly disclaims any duty to update any forward-looking statement provided in this Current Report on Form 8-K to reflect subsequent events, actual results or changes in the Company’s expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 25, 2025
Science Applications International Corporation

By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary